                                                              EXHIBIT 24

                        MCCORMICK & COMPANY, INCORPORATED

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of McCormick & Company, Incorporated, a Maryland corporation with offices at 18 Loveton Circle, Sparks, Maryland 21152 (the "Corporation"), hereby constitute and appoint Robert J. Lawless and Francis A. Contino, jointly and severally, each in his own capacity, his true and lawful attorneys-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign this Registration Statement, any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                                                TITLE                     DATE


/S/ ROBERT J. LAWLESS                      Chairman, President & Chief        March 21, 2001
------------------------------------
Robert J. Lawless                          Executive Officer, Director

/S/ FRANCIS A. CONTINO                     Executive Vice President &         March 21, 2001
------------------------------------
Francis A. Contino                         Chief Financial Officer,
                                           Director

/S/ KENNETH A. KELLY, JR.                  Vice President & Controller        March 21, 2001
------------------------------------
Kenneth A. Kelly, Jr.

/S/ BARRY H. BERACHA                       Director                           March 21, 2001
------------------------------------
Barry H. Beracha

/S/ JAMES T. BRADY                         Director                           March 21, 2001
------------------------------------
James T. Brady

/S/ ROBERT G. DAVEY                        Executive Vice President,          March 21, 2001
------------------------------------
Robert G. Davey                            Director

/S/ EDWARD S. DUNN, JR.                    Director                           March 21, 2001
------------------------------------
Edward S. Dunn, Jr.


/S/ FREEMAN A. HRABOWSKI, III              Director                           March 21, 2001
------------------------------------
Freeman A. Hrabowski, III

/S/ JOHN C. MOLAN                          Director                           March 21, 2001
------------------------------------
John C. Molan

/S/ CARROLL D. NORDHOFF                    Executive Vice President,          March 21, 2001
------------------------------------
Carroll D. Nordhoff                        Director

/S/ ROBERT W. SCHROEDER                    President, U.S Consumer            March 21, 2001
------------------------------------
Robert W. Schroeder                        Foods, Director

/S/ WILLIAM E. STEVENS                     Director                           March 21, 2001
------------------------------------
William E. Stevens

/S/ KAREN D. WEATHERHOLTZ                  Senior Vice President -            March 21, 2001
------------------------------------
Karen D. Weatherholtz                      Human Relations, Director